                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 8, 2001
                                                          -------------


                                CSX CORPORATION
                                ---------------
             (Exact name of registrant as specified in its charter)


                                   Virginia
                                   --------
                        (State or other jurisdiction of
                        incorporation or organization)


          2-63273                                              62-1051971
          -------                                              ----------
        (Commission                                         (I.R.S. Employer
         File No.)                                         Identification No.)


          One James Center, 901 East Cary Street, Richmond, VA  23219
          -----------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)


              Registrant's telephone number, including area code:
                                (804) 782-1400
                                --------------

ITEM 5.   OTHER EVENTS

          On March 8, 2001, CSX Corporation (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Goldman, Sachs & Co., as representative (the "Representative"), for the underwriters named therein (collectively, the "Underwriters") for the public offering of $500,000,000 aggregate principal amount of the Company's 6.75% Notes due 2011 (the "Notes"). The Notes will be issued pursuant to an indenture dated as of August 1, 1990 between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997 and a Third Supplemental Indenture dated as of April 22, 1998 and an Action of Authorized Pricing Officers dated March 8, 2001. The Notes have been registered under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration No. 333-54700) which was declared effective March 1, 2001. On March 9, 2001, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b)(2) under the Act, its Prospectus, dated March 1, 2001, and Prospectus Supplement, dated March 8, 2001, pertaining to the offering and sale of the Notes.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits required to be filed by Item 601 of Regulation S-K.

             The following exhibits are filed as a part of this report.

             1.1 Underwriting Agreement, dated March 8, 2001, among the Company and the Underwriters.

             4.1  Action of Authorized Pricing Officers dated March 8, 2001.

             4.2  Form of Note.

             5.1  Opinion of McGuireWoods LLP as to the validity of the Notes.

            23.1  Consent of McGuireWoods LLP contained in the opinion filed as
                  Exhibit 5.1.

                                   Signature
                                   ---------

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               CSX CORPORATION

                                               By:  /s/ David A. Boor
                                                   ---------------------
                                                   David A. Boor
                                                   Vice President and Treasurer

Date:  March 9, 2001

                                 EXHIBIT LIST
                                 ------------


Exhibit                  Description
-------                  -----------

  1.1 Underwriting Agreement, dated March 8, 2001, among the Company and the Underwriters.

  4.1          Action of Authorized Pricing Officers dated March 8, 2001.

  4.2          Form of Note.

  5.1          Opinion of McGuireWoods LLP as to the validity of the Notes.

  23.1         Consent of McGuireWoods LLP contained in the opinion filed as
               Exhibit 5.1.